YieldMax Dorsey Wright Hybrid 5 Income ETF
Schedule of Investments
April 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 66.6%	Shares	Value
ProShares Bitcoin ETF	38,560	$787,781
YieldMax AAPL Option Income Strategy ETF (a)	73,719	1,050,496
YieldMax Bitcoin Option Income Strategy ETF (a)	110,485	1,170,036
YieldMax JPM Option Income Strategy ETF (a)	65,509	1,021,940
Yieldmax META Option Income Strategy ETF (a)	63,519	919,755
YieldMax NFLX Option Income Strategy ETF (a)	64,151	1,206,039
TOTAL EXCHANGE TRADED FUNDS (Cost $6,790,678)		6,156,047

COMMON STOCKS - 32.5%
Banks - 8.0%
JPMorgan Chase & Co.	3,031	741,443

Computers - 7.8%
Apple, Inc.	3,380	718,250

Internet - 16.7%
Meta Platforms, Inc. - Class A	1,242	681,858
Netflix, Inc. (b)	763	863,502
		1,545,360
TOTAL COMMON STOCKS (Cost $3,013,361)		3,005,053

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
First American Government Obligations Fund - Class X, 4.25% (c)	87,432	87,432
TOTAL SHORT-TERM INVESTMENTS (Cost $87,432)		87,432

TOTAL INVESTMENTS - 100.0% (Cost $9,891,471)		9,248,532
Liabilities in Excess of Other Assets - (0.0)% (d)		(1,682)
TOTAL NET ASSETS - 100.0%		$9,246,850
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

YieldMax Dorsey Wright Hybrid 5 Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$6,156,047	$–	$–	$6,156,047
Common Stocks	3,005,053	–	–	3,005,053
Money Market Funds	87,432	–	–	87,432
Total Investments	$9,248,532	$–	$–	$9,248,532

Refer to the Schedule of Investments for further disaggregation of investment categories.